Exhibit 4.16

                                                          CREDIT AGREEMENT DATED
                                                          AS OF DECEMBER 5, 1996

                                    AMENDMENT


                  AMENDMENT, dated as of March 27, 1997 (this "Amendment"), to the Credit Agreement, dated as of December 5, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower and Holdings have requested the Lenders to amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to amend the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Amendment of Section 6.02 (Dividends and Distributions). Section 6.02(b) of the Credit Agreement is hereby amended by inserting immediately at the end thereof the phrase" plus an additional $12,000,000 for the period from April 1, 1997 through December 31, 1997".

                  SECTION 3. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the amendments contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Amendment Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Amendment and (iii) the Credit Agreement as amended by this Amendment.


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

                  SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Required Lenders.

                  (b) No Default or Event of Default. On and as of the Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (d) Acknowledgement, Consent and Amendment. The Administrative Agent shall have received from each of Holdings, the Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent and Amendment, substantially in the form of Exhibit A hereto.

                  SECTION 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended and waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 6. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                          COLLINS & AIKMAN PRODUCTS CO.


                          By  /s/ J. Michael Stepp
                            Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN CORPORATION


                          By  /s/ J. Michael Stepp
                            Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          THE CHASE MANHATTAN BANK,
                            as Administrative Agent and as a Lender


                          By  /s/ Rosemary Bradley
                            Name:  Rosemary Bradley
                            Title:



                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION


                          by  /s/ Linda A. Carper
                            Name:  Linda A. Carper
                            Title: Managing Director


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
                          NATIONSBANK, N.A.


                          by  /s/ Joseph R. Netzel
                             Name: Joseph R. Netzel
                             Title: Vice President


                          BANK OF IRELAND - GRAND CAYMAN BRANCH


                          By    /s/ John G. Cusack
                                Name: John G. Cusack
                                Title: Assistant Vice President


                          THE BANK OF NEW YORK


                          By  /s/ Ann Marie Beeble
                              Name: Ann Marie Beeble
                              Title: Assistant Vice President


                          THE BANK OF NOVA SCOTIA


                          By  /s/ William E. Zarrett
                             Name: William E. Zarrett
                             Title: Senior Relationship Manager



                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                          By  /s/ W. Rufus Yates
                              Name: W. Rufus Yates
                              Title: Senior Vice President

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
                          BRANCH BANKING AND TRUST COMPANY


                          By
                              Name:
                              Title:



                          CAISSE NATIONALE DE CREDIT AGRICOLE


                            By  /s/ David Bouhl
                               Name: David Bouhl
                               Title: First Vice President


                          CIBC INC.


                            By  /s/ Roger Colden
                               Name: Roger Colden
                               Title: Director, CIBC Wood Gundy Securities Corp. AS AGENT


                          COMERICA BANK


                            By  /s/ Deborah S. Albrecht
                                Name: Deborah S. Albrecht
                                Title: Account Officer


                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., "RABOBANK
                          NEDERLAND", NEW YORK BRANCH


                            By  /s/ Michel de Rennaly
                               Name: Michel de Rennaly
                               Title: Deputy General Manager

                            By  /s/ Angela R. Reilly
                               Name: Angela R. Reilly
                               Title: Vice President

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

                          CREDIT LYONNAIS, NEW YORK BRANCH AND CREDIT LYONNAIS ATLANTA AGENCY


                            By  /s/ Robert Ivosevich
                               Name: Robert Ivosevich
                               Title: Senior Vice President


                            By
                               Name:
                               Title:



                          CREDITANSTALT CORPORATE FINANCE, INC.


                            By  /s/ Robert M. Biringer
                               Name: Robert M. Biringer
                               Title: Executive Vice President

                            By    /s/ W. Craig Stamm
                                 Name: W. Craig Stamm
                                 Title: Senior Associate


                            DRESDNER BANK, A.G. NEW YORK AND GRAND CAYMAN BRANCHES


                            By  /s/ Thomas J. Nadramia
                                Name: Thomas J. Nadramia
                                Title: Vice President


                            By /s/ Christopher E. Sarisky
                               Name: Christopher E. Sarisky
                               Title: Assistant Treasurer


                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                            By  /s/ David Silendo
                               Name: David Silendo
                               Title: Vice President

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

                          FUJI BANK


                            By
                               Name:
                               Title:



                          THE LONG-TERM CREDIT BANK OF JAPAN LTD., NEW YORK BRANCH


                            By  /s/ Shuichi Tajima
                               Name: Shiuchi Tajima
                               Title: Deputy General Manager


                          NBD BANK


                            By
                               Name:
                               Title:



                          THE NIPPON CREDIT BANK, LTD.


                            By  /s/ Clifford Abramsky
                               Name: Clifford Abramsky
                               Title: Senior Manager


                          THE ROYAL BANK OF SCOTLAND, PLC


                            By  /s/ Derek Bonnar
                               Name: Derek Bonnar
                               Title: Vice President

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
                          SOCIETE GENERALE


                            By  /s/ Ralph Saheb
                               Name: Ralph Saheb
                               Title: Vice President, Manager


                          SUMITOMO BANK, LIMITED


                            By  /s/ Suraj P. Bhatia
                               Name: Suraj P. Bhatia
                               Title: Senior Vice President, Manager, Corporate Finance Dept.


                          THE SUMITOMO TRUST & BANKING CO., LTD.


                            By
                               Name:
                               Title:


                          SUNTRUST BANK, ATLANTA



                            By  /s/ Jeffrey D. Drucker
                                Name: Jeffrey D. Drucker
                                Title: Banking Officer


                            By  /s/ David W. Penter
                                Name: David W. Penter
                                Title: Group Vice President



                      THE TORONTO-DOMINION (NEW YORK), INC.


                            By  /s/ Debbie A. Greene
                               Name: Debbie A. Greene
                               Title: Vice President

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
                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                            By
                               Name:
                               Title:


                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                            By  /s/ Paul G. Grube
                               Name: Paul G. Grube
                               Title: Senior Vice President


                          ALLIED SIGNAL INC.


                            By
                               Name:
                               Title:

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


                                                                    EXHIBIT A TO
                                                                       AMENDMENT

                     ACKNOWLEDGEMENT, CONSENT AND AMENDMENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Amendment, dated as of March 27, 1997 (the "Amendment") to the Credit Agreement dated as of December 5, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  March 27, 1997

                          COLLINS & AIKMAN PRODUCTS CO.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CANADA INC.

                            By:  /s/ Ronald T. Lindsay
                                 Name: Ronald T. Lindsay
                                 Title: Vice President

                          COLLINS & AIKMAN CORPORATION
                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

                          PACJ, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

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

                          THE AKRO CORPORATION

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer


                          DURA CONVERTIBLE SYSTEMS, INC.




                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer


                          IMPERIAL WALLCOVERINGS, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer


                          MARKETING SERVICE, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Vice President


                          GREFAB, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Vice President



                          WICKES ASSET
                          MANAGEMENT, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Vice President


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
                          COLLINS & AIKMAN INTERNATIONAL CORPORATION

                          By: /s/ Leonard F. Ferro
                                   Name: Leonard F. Ferro
                                   Title: Vice President, Treasurer


                          WICKES MANUFACTURING COMPANY

                          By: /s/ Robert L. Johnson, Jr.
                                  Name: Robert L. Johnson, Jr.
                                  Title: Assistant Treasurer


                          WICKES REALTY, INC.

                            By: /s/ J. Michael Stepp
                                 Name: J. Michael Stepp
                                 Title: Vice President



                          ACK-TI-LINING, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer



                          AMCO CONVERTIBLE FABRICS, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

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
                          MANCHESTER PLASTICS, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

                          HUGHES PLASTICS, INC.

                            By: /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AKIMAN PROPERTIES, INC. (f/k/a
                          COLLINS & AIKMAN FLOOR COVERINGS)
                          GROUP, INC.

                            By: /s/ Leonard F. Ferro
                                    Name:  Leonard F. Ferro
                                    Title: Secretary and Treasurer

                          COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC.

                            By: /s/ J. Michael Stepp
                                    Name: J. Michael Stepp
                                    Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CARPET & ACOUSTICS (TN), INC.

                            By: /s/ J. Michael Stepp
                                    Name: J. Michael Stepp
                                    Title: Executive Vice President and Chief Financial Officer

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